Exhibit 10.66

FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT
This FIRST AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is dated as of March 19, 2019 and is entered into by and among 8TH AVENUE FOOD & PROVISIONS, INC., a Missouri corporation (the “Borrower”) and BARCLAYS BANK PLC, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below) after giving effect to this Amendment.
RECITALS
WHEREAS, the Borrower, the Subsidiaries of the Borrower from time to time party thereto, the Lenders party thereto and the Administrative Agent have entered into that certain First Lien Credit Agreement, dated as of October 1, 2018 (as amended, supplemented, or modified from time to time, the “Credit Agreement”);
WHEREAS, Section 9.02 of the Credit Agreement permits the Administrative Agent and the Borrower to amend any Loan Document to cure any identified ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or make any necessary or desirable technical change, subject to certain requirements set forth in said Section; and
WHEREAS, the Borrower and the Administrative Agent have jointly identified certain mistakes of a technical nature in the Credit Agreement and have agreed to cure such mistakes as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower and the Administrative Agent hereby agree as follows:
SECTION I.    AMENDMENTS
Pursuant to Section 9.02 of the Credit Agreement, clause (y) of Section 2.12(e) of the Credit Agreement shall be amended to replace the words “LIBO Rate with respect to Loans denominated in Cdn. Dollars or Sterling” with “LIBO Rate with respect to Loans denominated in Sterling and Canadian Prime Rate, in each case,”
SECTION II.     CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of the following condition precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):
The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower and Administrative Agent.
SECTION III.     MISCELLANEOUS
A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
B.     Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
C.     No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of the Amendment do not constitute a novation, but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.
D.     Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
E.     Applicable Law. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), (c) and (d), and 9.11 of the Credit Agreement are incorporated by reference herein and made a part hereof.
F.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.
G.     Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

8TH AVENUE FOOD & PROVISIONS, INC., as Borrower

By:	/s/ John P. Lavey
Name: John P. Lavey
Title: Secretary

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to First Amendment]